Exhibit (a)(1)(C)



                            NOTICE OF WITHDRAWAL
                              OF SURRENDER OF
     SPX CORPORATION'S LIQUID YIELD OPTIONTM NOTES DUE FEBRUARY 6, 2021
                            (ZERO COUPON-SENIOR)

                 CUSIP NUMBERS: 784635 AC 8 AND 784635 AD 6

                       PURSUANT TO THE COMPANY NOTICE
             DATED JANUARY 6, 2006, AS AMENDED JANUARY 25, 2006

THIS OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 6, 2006 (THE "PURCHASE DATE"). REGISTERED HOLDERS OF SECURITIES MUST SURRENDER THEIR SECURITIES ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE PURCHASE DATE IN ORDER TO RECEIVE THE PURCHASE PRICE. SECURITIES SURRENDERED FOR PURCHASE MAY BE WITHDRAWN IF THE REGISTERED HOLDER SUBMITS AND THE PAYING AGENT RECEIVES THIS COMPLETED AND SIGNED NOTICE OF WITHDRAWAL NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 6, 2006. HOLDERS THAT SURRENDER THROUGH DTC NEED NOT SUBMIT A PHYSICAL PURCHASE NOTICE TO THE PAYING AGENT IF SUCH HOLDERS COMPLY WITH THE TRANSMITTAL PROCEDURES OF DTC.

                            THE PAYING AGENT IS:
                         JPMORGAN CHASE BANK, N.A.,
                 FORMERLY KNOWN AS THE CHASE MANHATTAN BANK

                         JPMORGAN CHASE BANK, N.A.
                    WORLDWIDE SECURITIES SERVICES WINDOW
                        4 NEW YORK PLAZA, 1ST FLOOR
                          NEW YORK, NEW YORK 10004

     All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Company Notice, dated January 6, 2006, as amended January 25, 2006, and the accompanying Purchase Notice, of SPX Corporation, a Delaware corporation (the "Company" or "SPX"), relating to the purchase by the Company, at the option of the holder thereof, of the Company's Liquid Yield OptionTM Notes due February 6, 2021 (Zero Coupon-Senior) (the "Securities") for $663.86 per $1,000 principal amount at maturity of the Securities, subject to the terms and conditions of the Indenture and the Option.

     This Notice of Withdrawal is to be completed by registered holders of Securities desiring to withdraw the surrender of such Securities in the Option if (i) Securities have been previously surrendered to the Paying Agent, or (ii) delivery of such Securities has been previously made by book-entry transfer to the Paying Agent's account at The Depository Trust Company ("DTC") pursuant to the book-entry transfer procedures described under the caption "Procedures to be Followed by Holders Electing to Surrender Securities for Purchase" in the Company Notice.

     Ladies and Gentlemen:

     The undersigned hereby withdraws the undersigned's surrender for purchase to the Company of the Securities described below, which Securities were previously surrendered for purchase pursuant to the Company Notice.

     The undersigned understands that the withdrawal of Securities previously surrendered in this Option, effected by this Notice of Withdrawal, may not be rescinded and that such Securities will no longer be deemed to be validly surrendered for purchase for purposes of the undersigned's Purchase Notice. Such withdrawn Securities may be resurrendered for purchase only by following the procedures for surrendering set forth in the Company Notice and in the accompanying Purchase Notice.

     All authority conferred or agreed to be conferred in this Notice of Withdrawal shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Notice of Withdrawal shall be binding upon the heirs, personal and legal representatives, trustees in bankruptcy, successors and assigns of the undersigned.

                                   * * *



----------------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF SECURITIES BEING WITHDRAWN

----------------------------------------------------------------------------------------------------------------------


       NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                           SECURITIES BEING WITHDRAWN
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON SECURITIES)(1)           (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)

----------------------------------------------------------------------------------------------------------------------
                                                                           PRINCIPAL AMOUNT
                                                  SECURITY CERTIFICATE      REPRESENTED BY        PRINCIPAL AMOUNT
                                                      NUMBER(S)(2)            SECURITIES        BEING WITHDRAWN(2)(3)
                                                 ---------------------------------------------------------------------

                                                 ---------------------------------------------------------------------

                                                 ---------------------------------------------------------------------

                                                 ---------------------------------------------------------------------

                                                 ---------------------------------------------------------------------

                                                   TOTAL AMOUNT BEING
                                                       WITHDRAWN
----------------------------------------------------------------------------------------------------------------------

(1) Must correspond exactly to the name(s) that appear(s) on the certificate(s) for the Securities and the Paying Agent's record of registered holders or, if surrendered by a DTC participant, exactly as such participant's name(s) and address(es) appear(s) on the security position listing of DTC.

(2) Need not be completed if Securities are being surrendered by book-entry transfer.

(3) Unless otherwise specified, the entire aggregate principal amount evidenced by such Securities will be deemed to have been withdrawn.


                             METHOD OF DELIVERY

|_|    CHECK HERE IF SECURITIES WERE PHYSICALLY DELIVERED TO THE PAYING AGENT.

|_| CHECK HERE IF SECURITIES WERE DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE PAYING AGENT WITH DTC AND COMPLETE THE FOLLOWING:


Name of Surrendering Institution:

                                 -----------------------------------------------
Address:

         -----------------------------------------------------------------------
Telephone:

          ----------------------------------------------------------------------
Facsimile:

          ----------------------------------------------------------------------
Contact Person:

               -----------------------------------------------------------------
Date Surrendered:

                 ---------------------------------------------------------------
DTC Account Number:

                   -------------------------------------------------------------
Transaction Code Number:

                        --------------------------------------------------------

                                 SIGN HERE

 (TO BE COMPLETED BY ALL REGISTERED HOLDERS OF SECURITIES BEING WITHDRAWN)

Must be signed by registered Holder(s) exactly as name(s) appear(s) on the Securities or on a security position listing or by person(s) authorized to become registered Holder(s) of the Securities by documents transmitted with this Notice of Withdrawal. If the signature is by an attorney-in-fact, executor, administrator, trustee, guardian, partner, officer of a corporation or another party acting in a fiduciary or representative capacity, please set forth the signer's full title.

       (Signature(s) of Registered Holder(s) or Authorized Signatory)

Dated:                   ,  2006
       ------------------

Name(s):


        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (PLEASE PRINT)

Capacity (full title):

                      ----------------------------------------------------------
Address(es):

            --------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (INCLUDE ZIP CODE)

Area Code(s) and Telephone Number(s):

                                     -------------------------------------------

                   THE GUARANTEE BELOW MUST BE COMPLETED
--------------------------------------------------------------------------------

                         GUARANTEE OF SIGNATURE(S)

Authorized Signature:

                     -----------------------------------------------------------

Name(s):

        ------------------------------------------------------------------------

Title:

      --------------------------------------------------------------------------

Name of Eligible Institution:

                             ---------------------------------------------------

Address(es):

            --------------------------------------------------------------------


--------------------------------------------------------------------------------
                            (INCLUDE ZIP CODE)

Area Code(s) and Telephone Number(s):

                                     -------------------------------------------

Dated:                   , 2006
      -------------------